Exhibit 10.1

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”) is made effective as of October [●], 2025, by and between Stardust Power Inc. (the “Issuer”) and [●]. (the “Holder”), in its capacity as the holder of the Prior Warrant (as defined below).

RECITALS

WHEREAS, Holder is the record and beneficial owner of a warrant, issued on March 17, 2025 (the “Prior Warrant”), to purchase [●] shares of the Issuer’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, the Issuer and the Holder have agreed to enter into this Agreement pursuant to which the Prior Warrant and all rights and obligations of the Holder thereunder, subject to the terms of this Agreement, are exchanged for [●] shares of Common Stock (the “Shares”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

ARTICLE I. EXCHANGE

1.01 The Exchange. At the Closing (as defined below), the Issuer and the Holder shall, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), exchange the Prior Warrant for the Shares (the “Exchange”), as described herein.

(a) Closing. The Exchange shall occur remotely via exchange of signatures on the same trading day (the “Closing”).

(b) Consideration. At the Closing, the Shares shall be issued to Holder in exchange for the Prior Warrant without the payment of any other consideration by such Holder that would not be consistent with the application of Section 3(a)(9) of the Securities Act to the issuance of the Shares. Each Holder hereby agrees that, upon and subject to the Closing, all of the Issuer’s obligations under the terms and conditions of the Prior Warrant shall be automatically terminated and cancelled in full without any further action required, and that this Section 1(b) shall constitute an instrument of termination and cancellation of the Prior Warrant.

(c) Delivery. In the Exchange, the Issuer shall, at the Closing, deliver the Shares to the Holder, at the Holder’s election, in certificated or book entry form. The Shares shall contain any restrictive legends required by the Securities Act. The Holder shall dispose of or cause to be delivered to the Issuer (or its designee), within five (5) trading days after the Closing, the Prior Warrant. For the avoidance of doubt, as of the Closing all of the Holder’ rights under the terms and conditions of the Prior Warrant shall be extinguished.

(d) Tacking. The holding period of the Shares for purposes of Rule 144 and Section 4(a)(1) of the Securities Act tacks on to the holding period of the Prior Warrant.

1.02 Other Documents and Opinions. The Issuer and the Holder shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement. Within one (1) trading day of any resales of Shares by the Holder, the Issuer shall cause its counsel to issue a legal opinion to the Issuer’s transfer agent pursuant to Rule 144 under the Securities Act of 1933, as amended, to effect the removal of any restrictive legend on such Shares.

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants to Holder as of the date hereof as follows:

2.01 Organization, Good Standing and Power. The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

2.02 Authorization; Enforcement. The Issuer has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Issuer and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Issuer, and no further consent or authorization of the Issuer or its board of directors or stockholders is required. When executed and delivered by the Issuer, this Agreement shall constitute a valid and binding obligation of the Issuer, enforceable against each the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

2.03 Issuance of Securities. When the Shares are issued in accordance with the terms of this Agreement, the Shares shall be validly issued and outstanding, fully-paid, non-assessable and free and clear of all liens, of any pre-emptive rights and of rights of refusal of any kind.

2.04 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this Agreement.

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ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder represents and warrants to the Issuer as of the date hereof as follows:

3.01 Organization and Standing of the Holder. Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

3.02 Authorization and Power. Holder has the requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Holder or its board of directors or stockholders is required. When executed and delivered by Holder, this Agreement shall constitute the valid and binding obligations of Holder enforceable against Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

3.03 Certain Securities. Holder does not hold, directly, indirectly or otherwise, (a) any warrants or any other convertible securities, or (b) any securities that have purchase price or exercise price reset features (including any applicable reset based on the trading prices of our Common Stock or upon a specified or contingent event in the future). Holder is not a party to any arrangement, formal or informal, or any agreement with the Company through which Holder may or is entitled to receive any securities at a future determined price. For the avoidance of doubt, following the entrance of this Agreement, the Holder no longer will have the Prior Warrant.

3.04 Title to Prior Warrants. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Prior Warrants, free and clear of all liens, claims and encumbrances of any kind, other than under federal and state securities laws. The Holder has not, in whole or in part, (x) assigned, transferred, hypothecated, pledged or otherwise disposed of any of the Prior Warrants or its rights in or to any of the Prior Warrants, or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to any of the Prior Warrants which would limit the Holder’s power to transfer any of the Prior Warrants hereunder. The Holder has the sole and unencumbered right and power to transfer and dispose of the Prior Warrants, and the Prior Warrants are not subject to any agreement, arrangement or restriction with respect to the voting or transfer thereof, except for this Agreement. No additional consideration for any purpose shall be due to the Holder at the Closing, with respect to the Prior Warrants, other than the issuance to the Holder of the Shares as provided herein. No default has been declared by the Holder under the Prior Warrants and no default exists or is continuing with respect to the Prior Warrants.

3.05 Investment Representations.

(i)	The Holder understands that the Shares are being offered and will be issued in reliance on specific exemptions from the registration requirements of the United States federal (specifically Section 3(a)(9) of the Securities Act) and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Shares.

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(ii)	The Holder and the Holder’s representatives, including, to the extent the Holder deems appropriate, the Holder’s legal, professional, financial, tax and other advisors, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the transactions contemplated by this Agreement which have been requested by the Holder. The Holder and the Holder’s representatives, including, to the extent the Holder deems appropriate, the Holder’s legal, professional, financial, tax and other advisors, have been afforded the opportunity to ask questions of the executive officers and directors of the Company.

(iii)	The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares by the Holder nor have such authorities passed upon or endorsed the merit of the offering of the Shares.

(iv)	The Holder has such knowledge and experience in financial and business matters, and is capable of evaluating the merits and risks of an investment in the Shares. The Holder has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Shares. The Holder can afford a complete loss of its investment in the Shares.

(v)	The Holder (a) is a sophisticated entity familiar with transactions similar to those contemplated by this Agreement, (b) has adequate information concerning the business, legal, compliance, and financial condition of the Company and its subsidiaries to make an informed decision to enter into this Agreement and to consummate the transactions hereunder, including the Exchange and the acquisition of Shares, and (c) has independently and without reliance upon the Company or any of its affiliates, legal, professional, financial, tax and other advisors or agents, and based on such information and the advice of such advisors as the Holder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Holder acknowledges that the Company and its affiliates, legal, professional, financial, tax and other advisors and agents are not acting as a fiduciary or financial or investment adviser to the Holder, and has not given the Holder any investment advice, opinion or other information on whether consummation of the transactions contemplated by this Agreement, including the Exchange and the acquisition of Shares, is prudent. The Holder acknowledges that (i) the Company currently may have, and later may come into possession of, information with respect to the Company and its subsidiaries, including information concerning the business, legal, compliance, and financial condition of the Company and its subsidiaries, or the future business plans and prospects of the Company and its subsidiaries that is not known to the Holder and that may be material to a reasonable investor, such as the Holder, when making investment decisions, including the decision to enter into this Agreement and consummate the transactions hereunder, or that may otherwise be materially adverse to its interests (“Information”), (ii) the Company may not have and may not disclose the Information to the Holder and (iii) the Holder has determined to consummate the transactions hereunder, including the Exchange and the acquisition of the Shares notwithstanding its lack of knowledge of the Information. The Holder understands that the Company and its affiliates and agents will rely on the accuracy and truth of the foregoing representations, and the Holder hereby consents to such reliance. The Holder hereby waives any claim, or potential claim, it has or may have against the Company or any of its subsidiaries, affiliates, directors, officers or employees relating to the possession or non-disclosure of any Information.

(vi)	The Holder is not (i) an “affiliate” of the Company Rule 144 under the Securities Act of 1933 or (ii) the “beneficial owner” (as that term is defined under the Securities Exchange Act of 1934, as amended) of more than 10% of the Company’s issued and outstanding Common Stock.

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3.06 No Remuneration. Neither the Holder nor anyone acting on the Holder’s behalf has paid or given any person a commission or other remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange.

3.07 No Additional Consideration. The Investor is not providing anything of value for the Exchange other than the Prior Warrants.

3.08 Non-Reliance. The Holder acknowledges and agrees that, except for the representations and warranties of the Company set forth in Section 2, the Company is not making, and the Holder hereby disclaims that it is relying or has relied upon, any other representations, warranties or statements (including by omission) of any kind or nature, whether written or oral, expressed or implied, statutory or otherwise, as to any matter concerning the Company or in connection with this Agreement or any transactions contemplated by this Agreement, or with respect to the accuracy or completeness of any information provided to (or otherwise acquired by) the Holder in connection with this Agreement or any transactions contemplated by this Agreement.

ARTICLE IV. MISCELLANEOUS

4.01 Disclosure of Repurchase Transaction. The Company shall, on or before 8:00 am on the [●] day of October, 2025, New York time, furnish or file a Report on Form 8-K or a press release describing all the material terms of the Agreement (the “Announcement”). From and after the Announcement, the Company shall have disclosed all material, non-public information (if any) provided to Holder by the Company or any of its officers, directors, employees or agents in connection with the Agreement, or otherwise if applicable. In addition, effective upon the Announcement the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the Agreement, or otherwise if applicable, whether written or oral, between itself or any of its officers, directors, affiliates, employees or agents, on the one hand, and any of Holder or any of its affiliates, on the other hand, shall terminate.

4.02 Amendment. No provision of this Agreement may be waived or amended except in a written instrument signed by the Issuer and Holder.

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4.03 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) upon delivery by e-mail (if delivered on a business day during normal business hours where such notice is to be received) upon recipient’s actual receipt and acknowledgement of such e-mail. The addresses for such communications shall be:

If to the Issuer:

Stardust Power Inc.

Attention: Roshan Pujari

15 E. Putnam Ace, Suite 378

Greenwich, CT 06830

Phone: (408) 476-4341

If to the Holder:

[●]

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

4.04 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.05 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

4.06 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles that would result in the application of the substantive law of another jurisdiction.

4.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized officers as of the date first above written.

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